First Quarter 2025 Earnings Conference Call May 7, 2025 Exhibit 99.2

2 Disclaimers Forward Looking Statements: Delek US Holdings, Inc. (“Delek US”) and Delek Logistics Partners, LP (“Delek Logistics”; and collectively with Delek US, “we” or “our”) are traded on the New York Stock Exchange in the United States under the symbols “DK” and ”DKL”, respectively. These slides and any accompanying oral or written presentations contain forward-looking statements within the meaning of federal securities laws that are based upon current expectations and involve a number of risks and uncertainties. Statements concerning current estimates, expectations and projections about future results, performance, prospects, opportunities, plans, actions and events and other statements, concerns, or matters that are not historical facts are “forward-looking statements,” as that term is defined under the federal securities laws. Words such as "may," "will," "should," "could," "would," "predicts," "potential," "continue," "expects," "anticipates," "future," "intends," "plans," "believes," "estimates," "appears," "projects" and similar expressions, as well as statements in future tense, identify forward-looking statements. These forward-looking statements include, but are not limited to, the statements regarding the following: financial and operating guidance for future and uncompleted financial periods; financial strength and flexibility; potential for and projections of growth; return of cash to shareholders, stock repurchases and the payment of dividends, including the amount and timing thereof; cost reductions; crude oil throughput; crude oil market trends, including production, quality, pricing, demand, imports, exports and transportation costs; projected capital expenditures; the results of our refinery improvement plan; the performance of our joint venture investments, and the benefits, flexibility, returns and EBITDA therefrom; the potential for, and estimates of cost savings and other benefits from, acquisitions, divestitures, dropdowns and financing activities; projections of third party EBITDA for Delek Logistics; liquidity and EBITDA impacts from strategic and intercompany transactions; long-term value creation from capital allocation; targeted internal rates of return on capital expenditures; execution of strategic initiatives and the benefits therefrom, including cash flow stability from business model transition and approach to renewable diesel; and access to crude oil and the benefits therefrom. Investors are cautioned that the following important factors, among others, may affect these forward-looking statements: uncertainty related to timing and amount of value returned to shareholders; risks and uncertainties with respect to the quantities and costs of crude oil we are able to obtain and the price of the refined petroleum products we ultimately sell, including uncertainties regarding actions of OPEC and non-OPEC oil producing countries impacting crude oil production and; risks and uncertainties related to the integration by Delek Logistics of the Delaware and Permian Gathering business following its acquisition; risks and uncertainties related to the integration by Delek Logistics of the H2O Midstream and Gravity businesses following the acquisitions; Delek US’ ability to realize cost reductions; risks related to Delek US’ exposure to Permian Basin crude oil, such as supply, gathering, pricing, production and transportation capacity; gains and losses from derivative instruments; management's ability to execute its strategy of growth through acquisitions and the transactional risks associated with acquisitions and dispositions, including risks and uncertainties with respect to the possible benefit of the retail, H20 Midstream and Gravity transactions; acquired assets may suffer a diminishment in fair value as a result of which we may need to record a write-down or impairment in carrying value of the asset; changes in the scope, costs, and/or timing of capital and maintenance projects; the ability of the Red River joint venture to expand the Red River pipeline; the possibility of litigation challenging renewable fuel standard waivers; the ability to grow the Midland Gathering System; operating hazards inherent in transporting, storing and processing crude oil and intermediate and finished petroleum products; our competitive position and the effects of competition; the projected growth of the industries in which we operate; general economic and business conditions affecting the geographic areas in which we operate; and other risks contained in Delek US’ and Delek Logistics’ filings with the United States Securities and Exchange Commission. Forward-looking statements should not be read as a guarantee of future performance or results, and will not be accurate indications of the times at, or by which such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management’s good faith belief with respect to future events, and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Neither Delek US nor Delek Logistics undertakes any obligation to update or revise any such forward-looking statements to reflect events or circumstances that occur, or which Delek US or Delek Logistics becomes aware of, after the date hereof, except as required by applicable law or regulation.

3 – DK Operations ▪ 1Q planned maintenance completed at Tyler & Big Spring ▪ Well positioned for the summer driving season – EOP & SOTP efforts ▪ New Intercompany transactions increase DKL third-party contribution to ~80% on pro-forma basis ▪ Increases consolidated financial liquidity by ~$250mm ▪ On track to achieve at least $120mm cash flow improvement through enterprise optimization plan (EOP) ▪ Another quarter with strong investor returns including $32mm in buybacks and $16mm in dividends (~20% yield*) – Delek Logistics reports another record quarter ▪ Reiterates 2025 Adjusted EBITDA guidance of $480 - 520mm ▪ Libby 2 gas plant is currently being commissioned ▪ Successfully closed the acquisition of Gravity Water Midstream ▪ Acid gas injection (AGI) progressing as planned ▪ Announced 49th consecutive quarterly distribution growth Overview *~20% annualized as of 3/31/25

4 Strategic Objectives DK Safe, Reliable, & Efficient Refiner DKL Full-service Midstream Provider – One stop midstream shop • Crude, Gas & Water – Quality Assets / Strong Dividend • Peer leading acreage position in the Midland & Delaware Basins • Peer leading distribution yield – Maximize Operating Leverage • Better Reliability – Throughput – Optimized yields • Lower cost per barrel – EOP • Expecting, at least $120mm in cash flow improvements DK/DKL Strategy – Midstream Deconsolidation • Progress Sum of the Parts – Increase Economic Separation • ~80% DKL EBITDA to come from third-party sources on a pro-forma basis

Tracking EOP Progress – EOP lowers overall company breakeven by increasing free cash flow generation at constant margins – Expecting to achieve at least $120 million in run-rate cash flow improvements in 2H’2025 – These improvements are starting to reflect in results & will achieve run-rate expectations in 2H’25 Stronger Margins $50-$80M Stronger Margins $30-$40M Reflective of estimated 2025 Uplift (Estimates in $ Millions) Efficient Costs $30 - 40mm Stronger Margins $50 - 80mm $80M $40M Logistics, Supply and Offtake - $49M Financial Expenses – $26M Completed / High Confidence 100% G&A - $15M Other Margin - $22M 100% 5

EOP: Improving Free Cash Flow Generation at El Dorado *EOP Update during Q4 Earnings • El Dorado's EOP initiatives are focused on generating free cash flow through cycle • $50mm margin improvement plan consists of enhanced logistics, reduced costs, higher quality product slate and higher yields key in enhancing El Dorado's long-term sustainability • The improvement plan in El Dorado will primarily be manifested through improved capture rate 6 EDR Capture Rate Increase $0.80/Bbl

EOP: Lower G&A Costs Note: 4Q22 - 1Q25 include discontinued operations expenses related to Retail *Adjusted for transactions costs and restructuring costs 7

SOTP: Midstream Value Creation Options 8

SOTP: DK and DKL Intercompany Transactions 9 1. Announced incremental transactions to put additional midstream activities in DKL and refining tied activities back to DK 4. Increases DKL third-party cash-flow to ~80% on pro-forma basis 3. Increases the financial liquidity by ~$250mm on a consolidated basis 2. Announced transactions do not materially change EBITDA expectations for DK or DKL Putting the Right Assets Under the Right Buckets

• DKL provides one of the best combinations of cash flow growth, distribution growth and yield in the AMZI index • DKL continues to increase its third-party cash flows to become a strong independent midstream company • DKL has increased its distribution 49 quarters in a row and currently has one of the highest yields among the US listed midstream companies Peer Leading Investor Returns Increasing Economic Separation from the Sponsor Increasing Quality Third- Party Cash Income SOTP: Progressing Economic Separation 10 * Pro-forma after related party transaction

SOTP: Progressing Deconsolidation 3Q24: W2W Drop-Down Amend and Extend 3Q24: Acquired H2O Midstream 1Q25: Acquired Gravity Water Midstream Note: Assumes DKL EBITDA is all 3rd party 11 1Q25: Intercompany Transactions

SOTP: Bridging the DKL Valuation Gap to Create DK Value

- Market is underestimating strong growth and rising independence of DKL
- DKL has made significant strides in becoming an independent midstream company providing full suite midstream services in the Permian basin with > ~80% (on a pro-forma basis) third-party cash flow contribution
- DKL trades at 1 - 2x turn discount to peers worth ~$9 - 18 per unit for DKL or ~$5 - 11 per share to DK
- Gravity sponsor's exit removes an overhang allowing units to trade freely without consistent selling pressure



40%
6%
33%
29%
10%
19%
20%
6%
14%
18%
7%
11%
13%
7%
6%
13%
9%
4%
13%
8%
6%
12%
8%
4%
11%
6%
5%
11%
5%
6%
4%
-6%
-1%
11%
8%
4%
SUN
DKL
SPH
HESM
ET
WES
MPLX
USAC
EPD
CQP
GEL
PAA
Growth %
Distribution Yield



14x
12x
10x
8x
6x
4x
2x
0x
AMZI Average
1.9x
SPH
GEL
EPD
PAA
CQP
WES
GLP
USAC
ET
SUN
MPLX
DKL
HESM
AMZI Constituents
2025E EV/EBITDA*

*Based on FactSet broker consensus and price data as of 3/31/2025

12

SOTP: DKL Valuation Gap despite a Resilient Portfolio 13

Leading Shareholder and Unitholder Return to Investors 14 DK (1) Based on SEC filings as of 3/31/25: VLO, MPC, CVI, PARR, DINO, PBF, PSX (2) Based on FactSet Broker Consensus as of 3/31/25: GEL, MPLX , HESM, WES, ET, SPH , USAC, PAA, CQP, SUN, EPD *Based on SEC filings as of 3/31/25 DK's balance sheet strength has allowed it do strong counter cyclical buybacks DKL (1) (2)

15 Focus on Free Cash Flow: Lowered 2025 Capex Reduction in capex, along with EOP efforts should enhance cash flow generation Note: $ in millions, unless stated otherwise

16 DK Illustrative Valuation(2) (based on mid-cycle EBITDA & FCF) Note: $ in millions, unless stated otherwise (1) FactSet data as of 5/1/25 (2) We are unable to provide a reconciliation of forward-looking estimates of EBITDA or other forward-looking non-GAAP measures because certain information needed to make a reasonable forward-looking estimate of net income or other forward-looking GAAP measures is difficult to estimate and dependent on future events, which are uncertain or outside our control. Accordingly, a reconciliation to the most comparable GAAP measure is not available without unreasonable effort. These amount that would require unreasonable effort to quantify could be significant, such that the amount of the projected GAAP measure could vary substantially from the projected non-GAAP measure.

17 Total Refining Throughput 1Q 2025 vs 4Q 2024 1Q25 Production Margin per bbl. Tyler El Dorado Big Spring Krotz Springs $7.82 $3.83 $4.86 $6.40 266.5 2.9 (1.5) (13.5) 34.8 289.2 4Q24 Tyler El Dorado Big Spring Krotz Springs 1Q25 MBPD Note: Throughputs are rounded

18 Financial Summary 1st Quarter 2025 Financial Highlights $ in millions (except per share) As Reported Adjusted Net Loss $(172.7) $(144.4) Net Loss Per Share $(2.78) $(2.32) EBITDA $(24.2) $26.5 Cash Flow From Operations $(62.4) $(88.0)

19 Adjusted EBITDA 1Q 2025 vs 4Q 2024 ($MM) 1Q25 Adjusted EBITDA Results Refining Logistics Corporate Discontinued Operations (Retail) $(27.4) $116.5 $(62.2) $(0.4) $(23.2) $42.2 $9.3 $(1.8) $26.5 4Q24 Refining Logistics Corporate & Other 1Q25

20 Consolidated Cash Flow 1Q 2025 vs 4Q 2024 ($MM) (1) Includes cash and cash equivalents (2) Includes impact from the inventory intermediation agreement Note: Includes discontinued operations $735.6 $(88.0) $25.6 $(314.6) $265.2 $623.8 12/31/2024 Cash Balance Operating Activities Excluding Working Capital Working Capital Impact Included in Operating Activities Investing Activities Financing Activities 3/31/25 Cash Balance (2) Gravity Acquisition DK Capex DKL Capex Other (1) (1) $55 million

21 Capital Program 2025 YTD Actual $'s in Millions 2025 YTD ($ millions) Total Refining $ 56 Logistics (Delek Logistics Partners) 72 Corporate & Other 5 Capital expenditures $ 133 2025 Actual 45%55% Regulatory & Sustaining Growth 2025 Refining and Corporate Capital Spending Forecast: $150 - $170 million

22 Net Debt 2025 vs 2024 $'s in Millions 3/31/2025 12/31/2024 Consolidated long-term debt - current portion $ 9.5 $ 9.5 DK long-term debt - non-current portion 880.1 880.3 DKL long-term debt - non-current portion 2,145.7 1,875.4 Consolidated total long-term debt $ 3,035.3 $ 2,765.2 Less: Cash and cash equivalents 623.8 735.6 Consolidated net debt $ 2,411.5 $ 2,029.6 Less: Delek Logistics net debt 2,143.6 1,870.0 Delek US, excluding DKL net debt $ 267.9 $ 159.6

23 Guidance 2nd Quarter 2025 $'s in Millions Low High Operating Expenses $215 $225 General and Administrative Expenses $52 $57 Depreciation and Amortization $95 $105 Net Interest Expense $80 $90 Barrels per day (bpd) Low High Total Crude Throughput 292,000 308,000 Total Throughput 302,000 318,000 Total Throughput by Refinery: Tyler, TX 73,000 77,000 El Dorado, AR 80,000 84,000 Big Spring, TX 67,000 71,000 Krotz Spring, LA 82,000 86,000

24 Supplemental Slides

25 Total Refining Throughput 1Q 2025 vs 1Q 2024 1Q25 Production Margin per bbl. Tyler El Dorado Big Spring Krotz Springs $7.82 $3.83 $4.86 $6.40 296.7 (3.1) (7.8) (5.5) 8.9 289.2 1Q24 Tyler El Dorado Big Spring Krotz Springs 1Q25 MBPD Note: Throughputs are rounded

26 Adjusted EBITDA 1Q 2025 vs 1Q 2024 ($MM) 1Q25 Adjusted EBITDA Results Refining Logistics Corporate Discontinued Operations (Retail) $(27.4) $116.5 $(62.2) $(0.4) $158.7 $(137.5) $16.8 $(4.0) $(7.5) $26.5 1Q24 Refining Logistics Corporate Discontinued Operations (Retail) 1Q25

27 Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted Net Income (Loss) (1) The adjustments have been tax effected using the estimated marginal tax rate, as applicable. (2) See further discussion in the "Significant Transactions During the Quarter Impacting Results" section in the Earnings Release. (3) Starting with the quarter ended March 31, 2025, we updated our non-GAAP financial measures to include the impact of fair value adjustments to the net RINs obligation under the EPA’s Renewable Fuel Standard to reflect the period end market price of the underlying RINs. The impact to historical non-GAAP financial measures is immaterial. Three Months Ended March 31, $ in millions (unaudited) 2025 2024 Reported net loss attributable to Delek US $ (172.7) $ (32.6) Adjusting items (1) Inventory LCM valuation (benefit) loss 0.2 (8.8) Tax effect — 2.0 Inventory LCM valuation (benefit) loss, net 0.2 (6.8) Other inventory impact 26.2 (1.4) Tax effect (5.9) 0.3 Other inventory impact, net (2) 20.3 (1.1) Unrealized inventory/commodity hedging (gain) loss where the hedged item is not yet recognized in the financial statements (1.6) 9.0 Tax effect 0.4 (2.0) Unrealized inventory/commodity hedging (gain) loss where the hedged item is not yet recognized in the financial statements, net (1.2) 7.0 Unrealized RINs hedging (gain) loss where the hedged item is not yet recognized in the financial statements and revaluation of the net RINs obligation (0.2) 6.2 Tax effect — (1.4) Unrealized RINs hedging (gain) loss where the hedged item is not yet recognized in the financial statements and revaluation of the net RINs obligation, net (3) (0.2) 4.8 Transaction related expenses 3.5 — Tax effect (0.8) — Transaction related expenses, net (2) 2.7 — Restructuring costs 8.4 3.2 Tax effect (1.9) (0.7) Restructuring costs, net (2) 6.5 2.5 Total adjusting items (1) 28.3 6.4 Adjusted net loss $ (144.4) $ (26.2)

28 Reconciliation of U.S. GAAP Net Income (Loss) per share to Adjusted Net Income (Loss) Per Share Three Months Ended March 31, $ per share (unaudited) 2025 2024 Reported diluted loss per share $ (2.78) $ (0.51) Adjusting items, after tax (per share) (1) (2) Net inventory LCM valuation (benefit) loss — (0.11) Other inventory impact (3) 0.33 (0.02) Unrealized inventory/commodity hedging (gain) loss where the hedged item is not yet recognized in the financial statements (0.02) 0.11 Unrealized RINs hedging (gain) loss where the hedged item is not yet recognized in the financial statements and revaluation of the net RINs obligation (4) — 0.08 Transaction related expenses (3) 0.04 — Restructuring costs (3) 0.11 0.04 Total adjusting items (1) 0.46 0.10 Adjusted net loss per share $ (2.32) $ (0.41) (1) The adjustments have been tax effected using the estimated marginal tax rate, as applicable. (2) For periods of Adjusted net loss, Adjustments (Adjusting Items) and Adjusted net loss per share are presented using basic weighted average shares outstanding. (3) See further discussion in the "Significant Transactions During the Quarter Impacting Results" section in the Earnings Release. (4) Starting with the quarter ended March 31, 2025, we updated our non-GAAP financial measures to include the impact of fair value adjustments to the net RINs obligation under the EPA’s Renewable Fuel Standard to reflect the period end market price of the underlying RINs. The impact to historical non-GAAP financial measures is immaterial.

29 Reconciliation of Net (Loss) Income attributable to Delek US to Adjusted EBITDA Three Months Ended March 31, Three Months Ended December 31, $ in millions (unaudited) 2025 2024 2024 Reported net loss attributable to Delek US $ (172.7) $ (32.6) $ (413.8) Add: Interest expense, net 84.1 87.7 68.9 Income tax benefit (36.9) (7.2) (52.1) Depreciation and amortization 101.3 95.2 96.3 EBITDA attributable to Delek US (24.2) 143.1 (300.7) Adjusting items Net inventory LCM valuation (benefit) loss 0.2 (8.8) (0.2) Other inventory impact (1) 26.2 (1.4) 43.9 Unrealized inventory/commodity hedging (gain) loss where the hedged item is not yet recognized in the financial statements (1.6) 9.0 0.1 Unrealized RINs hedging (gain) loss where the hedged item is not yet recognized in the financial statements and revaluation of the net RINs obligation (2) (0.2) 6.2 1.8 Transaction related expenses (1) 3.5 — 3.8 Restructuring costs (1) 8.4 3.2 3.3 Goodwill impairment — — 212.2 Gain on sale of Retail Stores — — 0.9 Net income attributable to non-controlling interest 14.2 7.4 11.7 Total Adjusting items 50.7 15.6 277.5 Adjusted EBITDA $ 26.5 $ 158.7 $ (23.2) (1) See further discussion in the "Significant Transactions During the Quarter Impacting Results" section in the Earnings Release. (2) Starting with the quarter ended March 31, 2025, we updated our non-GAAP financial measures to include the impact of fair value adjustments to the net RINs obligation under the EPA’s Renewable Fuel Standard to reflect the period end market price of the underlying RINs. The impact to historical non-GAAP financial measures is immaterial.

Reconciliation of Segment EBITDA Attributable to Delek US to Adjusted Segment EBITDA

$ in millions (unaudited)	Three Months Ended March 31, 2025 Refining	Logistics	Corporate, Other and Eliminations	Consolidated
Segment EBITDA Attributable to Delek US	$ (16.2)	$ 85.5	$ (78.9)	$ (9.6)
Adjusting items				
Net inventory LCM valuation (benefit) loss	0.2	—	—	0.2
Other inventory impact [1]	26.2	—	—	26.2
Unrealized inventory/commodity hedging (gain) loss where the hedged item is not yet recognized in the financial statements	(1.6)	—	—	(1.6)
Unrealized RINs hedging (gain) loss where the hedged item is not yet recognized in the financial statements and revaluation of the net RINs obligation [2]	(5.5)	—	5.3	(0.2)
Restructuring costs [1]	0.3	—	8.1	8.4
Transaction related expenses [1]	—	3.3	0.2	3.5
Intercompany lease impacts [1]	(30.8)	27.7	3.1	—
Total Adjusting items	(11.2)	31.0	16.7	36.5
Adjusted Segment EBITDA	$ (27.4)	$ 116.5	$ (62.2)	$ 26.9

$ in millions (unaudited)	Three Months Ended March 31, 2024 Refining [3]	Logistics	Corporate, Other and Eliminations [3]	Consolidated
Segment EBITDA Attributable to Delek US	$ 105.1	$ 99.7	$ (61.4)	$ 143.4
Adjusting items				
Net inventory LCM valuation (benefit) loss	(8.8)	—	—	(8.8)
Other inventory impact [1]	(1.4)	—	—	(1.4)
Unrealized inventory/commodity hedging (gain) loss where the hedged item is not yet recognized in the financial statements	9.0	—	—	9.0
Unrealized RINs hedging (gain) loss where the hedged item is not yet recognized in the financial statements	6.2	—	—	6.2
Restructuring costs	—	—	3.2	3.2
Total Adjusting items	5.0	—	3.2	8.2
Adjusted Segment EBITDA	$ 110.1	$ 99.7	$ (58.2)	$ 151.6

[1] See further discussion in the "Significant Transactions During the Quarter Impacting Results" section in the Earnings Release.

[2] Starting with the quarter ended March 31, 2025, we updated our non-GAAP financial measures to include the impact of fair value adjustments to the net RINs obligation under the EPA's Renewable Fuel Standard to reflect the period end market price of the underlying RINs. The impact to historical non-GAAP financial measures is immaterial.

[3] During the second quarter 2024, we realigned our reportable segments for financial reporting purposes to reflect changes in the manner in which our chief operating decision maker, or CODM, assesses financial information for decision-making purposes. The change represents reporting the operating results of our 50% interest in a joint venture that owns asphalt terminals located in the southwestern region of the U.S. within the refining segment. Prior to this change, these operating results were reported as part of corporate, other and eliminations. While this reporting change did not change our consolidated results, segment data for previous years has been restated and is consistent with the current year presentation.

30

31 Reconciliation of Segment EBITDA Attributable to Delek US to Adjusted Segment EBITDA Three Months Ended December 31, 2024 $ in millions (unaudited) Refining Logistics Corporate, Other and Eliminations Consolidated Segment EBITDA Attributable to Delek US $ (293.2) $ 73.8 $ (67.7) $ (287.1) Adjusting items Net inventory LCM valuation (benefit) loss (0.2) — — (0.2) Other inventory impact (1) 43.9 — — 43.9 Unrealized inventory/commodity hedging (gain) loss where the hedged item is not yet recognized in the financial statements 0.1 — — 0.1 Unrealized RINs hedging (gain) loss where the hedged item is not yet recognized in the financial statements 1.8 — — 1.8 Restructuring costs (1) — — 3.3 3.3 Transaction related expenses (1) — 2.7 0.6 3.3 Goodwill impairment 212.2 — — 212.2 Intercompany lease impacts (1) (34.2) 30.7 3.5 — Total Adjusting items 223.6 33.4 7.4 264.4 Adjusted Segment EBITDA $ (69.6) $ 107.2 $ (60.3) $ (22.7) (1) See further discussion in the "Significant Transactions During the Quarter Impacting Results" section in 4Q24 the Earnings Release.

32 Reconciliation of Income (Loss) from Continuing Operations, Net of Tax to Adjusted EBITDA from Continuing Operations (1) See further discussion in the "Significant Transactions During the Quarter Impacting Results" section in the Earnings Release. (2) Starting with the quarter ended March 31, 2025, we updated our non-GAAP financial measures to include the impact of fair value adjustments to the net RINs obligation under the EPA’s Renewable Fuel Standard to reflect the period end market price of the underlying RINs. The impact to historical non-GAAP financial measures is immaterial. Reconciliation of Income (Loss) from Continuing Operations, Net of Tax to Adjusted EBITDA from Continuing Operations Three Months Ended March 31, Three Months Ended December 31, $ in millions (unaudited) 2025 2024 2024 Reported loss from continuing operations, net of tax $ (158.2) $ (28.4) $ (401.1) Add: Interest expense, net 84.1 87.7 68.9 Income tax benefit (36.8) (7.6) (51.2) Depreciation and amortization 101.3 91.7 96.3 EBITDA attributable to Delek US (9.6) 143.4 (287.1) Adjusting items Net inventory LCM valuation (benefit) loss 0.2 (8.8) (0.2) Other inventory impact (1) 26.2 (1.4) 43.9 Unrealized inventory/commodity hedging (gain) loss where the hedged item is not yet recognized in the financial statements (1.6) 9.0 0.1 Unrealized RINs hedging (gain) loss where the hedged item is not yet recognized in the financial statements and revaluation of the net RINs obligation (2) (0.2) 6.2 1.8 Transaction related expenses (1) 3.5 — 3.3 Restructuring costs (1) 8.4 3.2 3.3 Goodwill impairment — — 212.2 Total Adjusting items 36.5 8.2 264.4 Adjusted EBITDA from continuing operations $ 26.9 $ 151.6 $ (22.7)

33 Reconciliation of Income (Loss) from Discontinued Operations, Net of Tax to Adjusted EBITDA from Discontinued Operations Reconciliation of Income (Loss) from Discontinued Operations, Net of Tax to Adjusted EBITDA from Discontinued Operations Three Months Ended March 31, Three Months Ended December 31, $ in millions (unaudited) 2025 2024 2024 Reported (loss) income form discontinued operations, net of tax $ (0.3) $ 3.2 $ (1.0) Add: Income tax (benefit) expense (0.1) 0.4 (0.9) Depreciation and amortization — 3.5 — EBITDA attributable to discontinued operations (0.4) 7.1 (1.9) Adjusting items Transaction costs — — 0.5 Loss on sale of Retail Stores — — 0.9 Total Adjusting items — — 1.4 Adjusted EBITDA from discontinued operations $ (0.4) $ 7.1 $ (0.5)

34 Reconciliation of Cash Flow from Operations to Adjusted Cash Flow from Operations (1) Includes obligations under the inventory intermediation agreement. Reconciliation of Cash Flow from Operations to Adjusted Cash Flow from Operations Three Months Ended March 31, $ in millions (unaudited) 2025 Reported cash flow from operations $ (62.4) Less: Working capital impacts (1) 25.6 Adjusted cash flow from operations $ (88.0)